EXHIBIT 21.1

      The following table sets forth the Registrant’s subsidiaries and the jurisdiction of incorporation of each. Each subsidiary is 100% owned by the Registrant or its subsidiaries.

ANSCO & ASSOCIATES, LLC

A Delaware limited liability company

APEX DIGITAL, LLC

A Delaware limited liability company

CABLECOM, INC.

A Delaware corporation

CABLE CONNECTORS, LLC

A Delaware limited liability company
A subsidiary of Lamberts Cable Splicing Company, LLC

CAN-AM COMMUNICATIONS, INC.

A Delaware corporation

C-2 UTILITY CONTRACTORS, LLC

A Delaware limited liability company

COMMUNICATIONS CONSTRUCTION GROUP, LLC

A Delaware limited liability company

DIVERSICOM SITE DEVELOPMENT, LLC

A Delaware limited liability company

ERVIN CABLE CONSTRUCTION, LLC

A Delaware limited liability company

FIBER CABLE, LLC

A Delaware limited liability company

GLOBE COMMUNICATIONS, LLC

A North Carolina limited liability company

INSTALLATION TECHNICIANS, LLC

A Florida limited liability company

IVY H. SMITH COMPANY

A Florida corporation

K.H. SMITH COMMUNICATIONS, LLC

A Delaware limited liability company
A subsidiary of Lamberts Cable Splicing Company, LLC

KOHLER CONSTRUCTION COMPANY, LLC

A Delaware limited liability company

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LAMBERTS CABLE SPLICING COMPANY, LLC

A Delaware limited liability company

LOCATING, INC.

A Washington corporation

NICHOLS CONSTRUCTION, LLC

A Delaware limited liability company

NIELS FUGAL SONS COMPANY, LLC

A Delaware limited liability company

POINT TO POINT COMMUNICATIONS, INC.

A Louisiana corporation

PRECISION VALLEY COMMUNICATIONS OF VERMONT, LLC

A Delaware limited liability company

SCHENCK COMMUNICATIONS LIMITED PARTNERSHIP

An Alaska limited partnership

STAR CONSTRUCTION, LLC

A Delaware limited liability company

STEVENS COMMUNICATIONS, LLC

A Delaware limited liability company

S.T.S., LLC

A Tennessee limited liability company

TCS COMMUNICATIONS, LLC

A Delaware limited liability company

TESINC, INC.

An Arizona corporation

TRIPLE-D COMMUNICATIONS, LLC

A Delaware limited liability company
A subsidiary of Globe Communications, LLC

UNDERGROUND SPECIALTIES, LLC

A Delaware limited liability company

US COMMUNICATIONS CONTRACTORS, LLC

A Delaware limited liability company

WHITE MOUNTAIN CABLE CONSTRUCTION, LLC

A Delaware limited liability company

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